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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement on Form S-1 of ShotSpotter, Inc. of our report dated March 29, 2017, relating to the consolidated financial statements as of December 31, 2016 and 2015 and for the years then ended, and to the reference to our Firm under the caption "Experts".

/s/ BAKER TILLY VIRCHOW KRAUSE, LLP

Minneapolis, Minnesota
May 19, 2017

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM